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                                   FORM 8 - K

                                 CURRENT REPORT

                      FISCAL YEAR ENDING December 31, 2001

                                ADATOM.COM, INC.
             (Exact name of Registrant as specified in its charter)

       Delaware                    000-22967                   43-17719999
(State of Incorporation)     (Commission File Number)  (U.S. Employer ID Number)

        The IMR, 400 South Beverly Drive, #214, Beverly Hills, Ca., 90212
                      (Mailing Address)                           (Zip Code)

        Registrants Telephone Number, including Area Code: (310) 770-6689

ITEM 1:   Changes in Control of Registrant:

None

ITEM 2:   Acquisition or Disposition of Assets:

The Company will spin-off 100% of the common and preferred shares of its wholly owned subsidiaries listed below to the shareholders of the Company on the basis of 1 common share of each subsidiary for every 1000 common shares held by the shareholders of the Registrant.

Preferred shares of each subsidiary are to be distributed on the basis of 1 preferred share for every 1000 common shares held by the shareholders of the Registrant.

The record date for the spin-off of shares of these subsidiaries is set at October 24, 2002.

The Company has set as the distribution date, November 1, 2002. The Company anticipates that NASDAQ will set an ex-dividend date for this matter.

No assurances can be made that the spun-off corporations will emerge as successful companies.

At the record date set for spin-off, each subsidiary should have approximately 83,000 common shares outstanding and 83,000 preferred shares outstanding.

No assurances can be made that the spun-off corporations will make any acquisitions or emerge as successful companies.

Immediately below are the 9 wholly owned subsidiaries being spun-off as otherwise detailed earlier:

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(1)      Microgenix Canada Inc. - Canadian Corp. Unlimited common and preferred share no par value.
(2) Microgenix Manufacturing Inc. - a Canadian Corp. Unlimited common and preferred shares no par value.
(3) Microgenix Purification Systems Inc. - Canadian Corp. Unlimited common and preferred shares, no par value.
(4) Xcelarator Interactive Inc. - Nevada corp. 90,000,000 common and 10,000,000 preferred shares, par value $0.001.
(5) Xcelarator Studios Inc. - Ontario Corp. Unlimited common and preferred shares, no par value.
(6) Xcelarator Marketing Inc.- Ontario Corp. Unlimited common and preferred shares, no par value.
(7) Dtec Security Inc. - Delaware Corp. 80,000,000 common and 20,000,000 preferred shares, par value $0.0001.
(8) Resumesonline Inc. Ontario Corp. Unlimited common shares, unlimited Class A, Class B and Class C shares, no par value.
(9)      Powell McDougall Inc. - Nevis corp.

See Item 5 for details of previously announced spin offs.

ITEM 3:   Legal Proceedings  Bankruptcy or Receivership:

         None.

ITEM 4:   Changes in Registrant's Certifying Accountant:

         None

ITEM 5:   Other Events:

The record date of spin-offs previously announced in the last 8k of each subsidiary (with the exceptions of those that are listed as "completed" below) has been changed to October 24, 2002.

There has been a change in most of the formerly reported spin offs which is detailed below:

1. Equity Retirement Savings Distributors Inc.

Spin off completed via merger with Equity Retirement Distributors (Canada) Inc, (Canada) without reduction in shares.

2. The Feinstein Report, Inc.

Registrant set new record date at October 24, 2002 with November 1, 2002 distribution date, with reduction of shares so that each shareholder will only receive 1 common share for every 1000 shares held instead of 1 share for every 100 common shares held.

3. Flugal Financial Services Ltd.

Completed without reduction of shares.

4. Optical Graphics, Inc.

Registrant set new record date at October 24, 2002 with November 1, 2002 distribution date, with reduction of shares so that each shareholder will only receive 1 common share for every 1000 shares held instead of 1 share for every 100 common shares held.

5. Freshtech Food Processors, Ltd.

Registrant set new record date at October 24, 2002 with November 1, 2002 distribution date, with reduction of shares so that each shareholder will only receive 1 common share for every 1000 shares held instead of 1 share for every 100 common shares held.

6. Broadspot Wireless, Inc

Spin off completed via merger with Wi-Fi Wireless Ltd, (Canada) without reduction in shares.

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7. Sweet Selections, Ltd.

Registrant set new record date at October 24, 2002 with November 1, 2002 distribution date, with reduction of shares so that each shareholder will only receive 1 common share for every 1000 shares held instead of 1 share for every 100 common shares held.

8. Securityplus, Inc.

Completed via merger with MiSecurityPlus (Canada) without reduction of shares.

9. Naturally Niagara Beverage Corporation

Completed via merger with Natural Pure Beverage Corporation (Canada) without reduction of shares.

10. Form 59, Inc.

Registrant set new record date at October 24, 2002 with November 1, 2002 distribution date, with reduction of shares so that each shareholder will only receive 1 common share for every 1000 shares held instead of 1 share for every 100 common shares held.

11.  First European American Financial Ltd. -

Registrant set new record date at October 24, 2002 with November 1, 2002 distribution date, with reduction of shares so that each shareholder will only receive 1 common share for every 1000 shares held instead of 1 share for every 100 common shares held.

12.  First European American Holdings Ltd. -

Registrant set new record date at October 24, 2002 with November 1, 2002 distribution date, with reduction of shares so that each shareholder will only receive 1 common share for every 1000 shares held instead of 1 share for every 100 common shares held.

13. First European American Trust Ltd. -

Registrant set new record date at October 24, 2002 with November 1, 2002 distribution date, with reduction of shares so that each shareholder will only receive 1 common share for every 1000 shares held instead of 1 share for every 100 common shares held.

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14.  Morgan International Investment Group, Inc. -

Registrant set new record date at October 24, 2002 with November 1, 2002 distribution date, with reduction of shares so that each shareholder will only receive 1 common share for every 1000 shares held instead of 1 share for every 100 common shares held.

15. First European American Credit Ltd. -

Registrant set new record date at October 24, 2002 with November 1, 2002 distribution date, with reduction of shares so that each shareholder will only receive 1 common share for every 1000 shares held instead of 1 share for every 100 common shares held.

16. Energy Concepts, Inc. -

Registrant set new record date at October 24, 2002 with November 1, 2002 distribution date, with reduction of shares so that each shareholder will only receive 1 common share for every 1000 shares held instead of 1 share for every 100 common shares held.

17. World Assets Group Inc. -

Completed without reduction of shares.

18. Oil Exploration International, Inc.

Registrant set new record date at October 24, 2002 with November 1, 2002 distribution date, with reduction of shares so that each shareholder will only receive 1 common share for every 1000 shares held instead of 1 share for every 100 common shares held.

19. TIMR, Inc.

Registrant set new record date at October 24, 2002 with November 1, 2002 distribution date, with reduction of shares so that each shareholder will only receive 1 common share for every 1000 shares held instead of 1 share for every 100 common shares held.

20. EquiArt Incorporated

Registrant set new record date at October 24, 2002 with November 1, 2002 distribution date, with reduction of shares so that each shareholder will only receive 1 common share for every 1000 shares held instead of 1 share for every 100 common shares held.

21. Taongi Real Estate and Development Corporation

Registrant set new record date at October 24, 2002 with November 1, 2002 distribution date, with reduction of shares so that each shareholder will only receive 1 common share for every 1000 shares held instead of 1 share for every 100 common shares held.

22. Adatom,com, Inc. (an Oregon corporation)

Registrant set new record date at October 24, 2002 with November 1, 2002 distribution date, without reduction of shares so that each shareholder will receive 1000 common share for every 1 common share held.

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23. AQ Territorial Holdings, Ltd.

Registrant set new record date at October 24, 2002 with November 1, 2002 distribution date, without reduction of shares so that each shareholder will only receive 10,000 common share for every 1 common share held.

24. First Public Securities Transfer Corporation

Registrant set new record date at October 24, 2002 with November 1, 2002 distribution date, with reduction of shares so that each shareholder will only receive 1 common share for every 1000 shares held instead of 1 share for every 100 common shares held.

25. Gamboa Properties, Inc.

Registrant set new record date at October 24, 2002 with November 1, 2002 distribution date, with reduction of shares so that each shareholder will only receive 1 common share for every 1000 shares held instead of 1 share for every 100 common shares held.

26.  Golden Quest Limited

Registrant set new record date at October 24, 2002 with November 1, 2002 distribution date, with reduction of shares so that each shareholder will only receive 1 common share for every 1000 shares held instead of 1 share for every 100 common shares held.

27.  The Berkshire Collection Inc.

Registrant set new record date at October 24, 2002 with November 1, 2002 distribution date, with reduction of shares so that each shareholder will only receive 1 common share for every 1000 shares held instead of 1 share for every 100 common shares held.

ITEM 6:   Registrant's Directors and Officers:

The Company's current officers and directors are:

E. Gamboa, Director
S. Winick, President/Secretary

ITEM 7:   Market for the Registrants Common Equity and Related Shareholder
Matters:

         Shares of the Registrant trade on the OTC "Pink Sheets" under the symbol ADTM. Note:

         The Company has not declared any cash dividends on its common stock.


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                                   SIGNATURES:

Pursuant to the requirements of Section 13 or 15(d), the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADATOM.COM, INC.

 /s/ S. Winick L/S
------------------------------------------
S. Winick, Corporate Secretary
Dated:  October 14, 2002


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